Exhibit 10.1

Execution Version

AMENDMENT NO. 2 TO CREDIT AGREEMENT

Dated as of March 22, 2013

among

JARDEN CORPORATION,

as the US Borrower,

JARDEN LUX HOLDINGS S.à r.l., JARDEN LUX S.à r.l. and JARDEN LUX FINCO S.à r.l.,

collectively, as the Luxembourg Borrower,

BARCLAYS BANK PLC,

as Administrative Agent and Collateral Agent,

and

THE LENDERS AND L/C ISSUERS PARTY HERETO

BARCLAYS BANK PLC,

as Sole Lead Arranger and a Joint Book-Running Manager,

J.P. MORGAN SECURITIES LLC, SUNTRUST ROBINSON HUMPHREY, INC.,

WELLS FARGO SECURITIES, LLC and DEUTSCHE BANK SECURITIES INC.,

as Joint Book-Running Managers,

JPMORGAN CHASE BANK, N.A., SUNTRUST BANK,

WELLS FARGO BANK, N.A., SOVEREIGN BANK, N.A. and HSBC BANK USA, N.A.

as Co-Documentation Agents,

and

DEUTSCHE BANK SECURITIES INC.,

as Syndication Agent

AMENDMENT NO. 2 TO CREDIT AGREEMENT

This AMENDMENT NO. 2 TO CREDIT AGREEMENT, dated as of March 22, 2013 (this “Amendment”), among JARDEN CORPORATION, a Delaware corporation (the “US Borrower”), JARDEN LUX HOLDINGS S.à r.l., a private limited liability company (société à responsabilité limitée) incorporated under the laws of the Grand Duchy of Luxembourg, having its registered office at 560A, rue de Neudorf, L-2220 Luxembourg, registered with the Luxembourg Trade and Companies Register under number B 152.067, having a share capital of EUR 35,000, JARDEN LUX S.à r.l., a private limited liability company (société à responsabilité limitée) incorporated under the laws of the Grand Duchy of Luxembourg, having its registered office at 560A, rue de Neudorf, L-2220 Luxembourg, registered with the Luxembourg Trade and Companies Register under number B 152.079, having a share capital of EUR 17,500 and JARDEN LUX FINCO S.à r.l., a private limited liability company (société à responsabilité limitée) incorporated under the laws of the Grand Duchy of Luxembourg, having its registered office at 560A, rue de Neudorf, L-2220 Luxembourg, registered with the Luxembourg Trade and Companies Register under number B 152.080, having a share capital of EUR 12,500 (collectively, the “Luxembourg Borrower” and, together with the US Borrower, the “Borrowers”), BARCLAYS BANK PLC, as administrative agent and collateral agent for the Lenders and the L/C Issuers (in such capacities, together with any successor in such capacities, the “Administrative Agent”) and each Lender party hereto, amends certain provisions of the CREDIT AGREEMENT, dated as of March 31, 2011 (as amended by Amendment No. 1 to Credit Agreement dated as of February 24, 2012 and as further amended, supplemented, restated and/or otherwise modified from time to time prior to the date hereof, the “Credit Agreement”), among the Borrowers, the Lenders and the L/C Issuers party thereto from time to time and the Administrative Agent.

Unless otherwise specified herein, all capitalized terms used in this Amendment shall have the meanings ascribed to such terms in the Credit Agreement.

WITNESSETH:

WHEREAS, pursuant to, and subject to the terms and conditions of, Section 2.17 (Specified Refinancing Debt) of the Credit Agreement, the Borrowers have requested that the Credit Agreement be amended to, among other things, (i) provide for a new tranche of tranche A term loans thereunder (the “New Tranche A Term Loans”), which term loans would refinance in full the Tranche A Term Loans outstanding under the Credit Agreement immediately prior to the effectiveness of this Amendment (the “Existing Tranche A Term Loans”) through an exchange and which, except as modified hereby, would have the same terms as the Existing Tranche A Term Loans under the Credit Agreement, (ii) provide for a new tranche of tranche B term loans thereunder (the “New Tranche B Term Loans”), which term loans would refinance in full the Tranche B Term Loans outstanding under the Credit Agreement immediately prior to the effectiveness of this Amendment (the “Existing Tranche B Term Loans”) through an exchange and which, except as modified hereby, would have the same terms as the Existing Tranche B Term Loans under the Credit Agreement, (iii) provide for a new U.S. dollar revolving credit facility, including a letter of credit facility and swingline facility, thereunder (the “New Dollar Revolving Credit Facility” and any loans made pursuant to the New Dollar Revolving Credit Facility, “New Dollar Revolving Loans”), which facility would replace in its entirety the Dollar Revolving Credit Facility, including the letter of credit facility and swingline facility, outstanding under the Credit Agreement immediately prior to the effectiveness of this Amendment (the “Existing Dollar Revolving Credit Facility”) through an exchange and which, except as modified hereby, would have the same terms as the Existing Dollar Revolving Credit Facility under the Credit Agreement and (iv) provide for a new multicurrency revolving credit facility thereunder (the “New Multicurrency Revolving Credit Facility” and any loans made pursuant to the New Multicurrency Revolving Credit Facility, “New Multicurrency

Revolving Loans” and together with the New Tranche A Term Loans, the New Tranche B Term Loans and the New Dollar Revolving Loans, the “New Loans”), which facility would replace in its entirety the Multicurrency Revolving Credit Facility outstanding under the Credit Agreement immediately prior to the effectiveness of this Amendment (the “Existing Multicurrency Revolving Credit Facility”) through an exchange and which, except as modified hereby, would have the same terms as the Existing Multicurrency Revolving Credit Facility under the Credit Agreement;

WHEREAS, pursuant to, and subject to the terms and conditions of, Section 2.01(c) (Facilities Increase) of the Credit Agreement, the Borrower Representative has requested on behalf of the US Borrower an increase (collectively the “Second Facilities Increase”) in the aggregate principal amount of the Tranche A Term Loan Facility to be effectuated by the disbursement of an additional series of Tranche A Term Loans to the US Borrower (the “Incremental Tranche A Term Loans”), in an aggregate principal amount of $250,000,000 (the “Tranche A1 Term Loans”) on or after the Second Amendment Effective Date but no later than March 28, 2013 (the actual funding date, the “Facilities Increase Funding Date”);

WHEREAS, certain Existing Tranche A Term Lenders (as defined below) and certain other Persons as provided herein have committed to participate in the Incremental Tranche A Term Loans, in the form of Tranche A1 Term Loans, in the amount notified to such Incremental Lender by the Administrative Agent (but in no event greater than the amount such Person committed to make as Tranche A1 Term Loans) by forwarding their commitment thereof to the Administrative Agent in accordance with Section 2.01(c) (Facilities Increase) of the Credit Agreement (collectively, the “Tranche A1 Term Loan Lenders” or “Incremental Lenders”);

WHEREAS, each Lender holding Existing Tranche A Term Loans (collectively, the “Existing Tranche A Term Lenders”) that executes and delivers a consent to this Amendment in the form of the “Lender Consent” attached hereto as Annex I (a “Lender Consent”) (collectively, the “Exchanging Tranche A Term Lenders”) will be deemed (i) to have agreed to the terms of this Amendment, (ii) to have agreed to exchange (as further described in the Lender Consent) its Existing Tranche A Term Loans with New Tranche A Term Loans in an aggregate principal amount equal to the amount notified to such Exchanging Tranche A Term Lender by the Administrative Agent and (iii) upon the Second Amendment Effective Date (as defined below) to have exchanged (as further described in the Lender Consent) such amount of its Existing Tranche A Term Loans with New Tranche A Terms Loans in an equal principal amount;

WHEREAS, each Lender holding Existing Tranche B Term Loans (collectively, the “Existing Tranche B Term Lenders”) that executes and delivers a Lender Consent (collectively, the “Exchanging Tranche B Term Lenders”) will be deemed (i) to have agreed to the terms of this Amendment, (ii) to have agreed to exchange (as further described in the Lender Consent) its Existing Tranche B Term Loans with New Tranche B Term Loans in an aggregate principal amount equal to the amount notified to such Exchanging Tranche B Term Lender by the Administrative Agent and (iii) upon the Second Amendment Effective Date to have exchanged (as further described in the Lender Consent) such amount of its Existing Tranche B Term Loans with New Tranche B Terms Loans in an equal principal amount;

WHEREAS, each Lender holding Dollar Revolving Loans under the Existing Dollar Revolving Credit Facility (the “Existing Dollar Revolving Loans”) or unused Dollar Revolving Credit Commitments under the Existing Dollar Revolving Credit Facility (the “Existing Dollar Revolving Commitments”) (collectively, the “Existing Dollar Revolving Lenders”) that executes and delivers a Lender Consent (collectively, the “Exchanging Dollar Revolving Lenders”) will be deemed (i) to have agreed to the terms of this Amendment, (ii) to have agreed to exchange (as further described in the Lender Consent) its Existing Dollar Revolving Commitments with commitments to make New Dollar Revolving Loans (the

“New Dollar Revolving Commitments”) in an aggregate principal amount equal to the amount notified to such Exchanging Dollar Revolving Lender by the Administrative Agent and (iii) upon the Second Amendment Effective Date to have exchanged (as further described in the Lender Consent) such amount of its Existing Dollar Revolving Commitments with New Dollar Revolving Commitments under the New Dollar Revolving Credit Facility in an equal principal amount;

WHEREAS, each Lender holding Multicurrency Revolving Loans under the Existing Multicurrency Revolving Credit Facility (the “Existing Multicurrency Revolving Loans”) or unused Multicurrency Revolving Credit Commitments under the Existing Multicurrency Revolving Credit Facility (the “Existing Multicurrency Revolving Commitments”) (collectively, the “Existing Multicurrency Revolving Lenders”) that executes and delivers a Lender Consent (collectively, the “Exchanging Multicurrency Revolving Lenders”) will be deemed (i) to have agreed to the terms of this Amendment, (ii) to have agreed to exchange (as further described in the Lender Consent) its Existing Multicurrency Revolving Commitments with commitments to make New Multicurrency Revolving Loans (the “New Multicurrency Revolving Commitments”) in an aggregate principal amount equal to the amount notified to such Exchanging Multicurrency Revolving Lender by the Administrative Agent and (iii) upon the Second Amendment Effective Date to have exchanged (as further described in the Lender Consent) such amount of its Existing Multicurrency Revolving Commitments with New Multicurrency Revolving Commitments under the New Multicurrency Revolving Credit Facility in an equal principal amount;

WHEREAS, each Existing Tranche A Term Lender that has separately notified the Administrative Agent that it wishes to purchase New Tranche A Term Loans in addition to the New Tranche A Term Loans that are exchanged for its Existing Tranche A Term Loans (such additional New Tranche A Term Loans, collectively, the “Increased Tranche A Term Loans”) (collectively, the “Increasing Tranche A Term Lenders”) will be also deemed to have agreed to make on the Second Amendment Effective Date Increased Tranche A Term Loans in the amount notified to such Existing Tranche A Term Lender by the Administrative Agent (but in no event greater than the amount such Person committed to make as Increased Tranche A Term Loans);

WHEREAS, each Existing Tranche B Term Lender that has separately notified the Administrative Agent that it wishes to purchase New Tranche B Term Loans in addition to the New Tranche B Term Loans that are exchanged for its Existing Tranche B Term Loans (such additional New Tranche B Term Loans, collectively, the “Increased Tranche B Term Loans”) (collectively, the “Increasing Tranche B Term Lenders”) will be also deemed to have agreed to make on the Second Amendment Effective Date Increased Tranche B Term Loans in the amount notified to such Existing Tranche B Term Lender by the Administrative Agent (but in no event greater than the amount such Person committed to make as Increased Tranche B Term Loans);

WHEREAS, each Existing Dollar Revolving Lender that has separately notified the Administrative Agent that it wishes to make New Dollar Revolving Commitments in addition to the New Dollar Revolving Commitments that are exchanged for its Existing Dollar Revolving Commitments (such additional New Dollar Revolving Commitments, collectively, the “Increased Dollar Revolving Commitments”) (collectively, the “Increasing Dollar Revolving Lenders”) will be also deemed to have agreed to make on the Second Amendment Effective Date Increased Dollar Revolving Commitments in the amount notified to such Existing Dollar Revolving Lender by the Administrative Agent (but in no event greater than the amount such Person committed to make as Increased Dollar Revolving Commitments);

WHEREAS, each Existing Multicurrency Revolving Lender that has separately notified the Administrative Agent that it wishes to make New Multicurrency Revolving Commitments in addition to the New Multicurrency Revolving Commitments that are exchanged for its Existing Multicurrency Revolving Commitments (such additional New Multicurrency Revolving Commitments, collectively, the “Increased Multicurrency Revolving Commitments”) (collectively, the “Increasing Multicurrency Revolving Lenders”) will be also deemed to have agreed to make on the Second Amendment Effective Date Increased Multicurrency Revolving Commitments in the amount notified to such Existing Multicurrency Revolving Lender by the Administrative Agent (but in no event greater than the amount such Person committed to make as Increased Multicurrency Revolving Commitments);

WHEREAS, each Person that executes and delivers a joinder to this Amendment in the form agreed among the Borrowers, the Administrative Agent and such Person (a “Joinder”) (i) in the capacity as “Additional Tranche A Term Lender” (each, an “Additional Tranche A Term Lender” and, together with the Increasing Tranche A Term Lenders and Exchanging Tranche A Term Lenders, the “New Tranche A Term Lenders”) will be deemed (A) to have agreed to the terms of this Amendment and (B) to have committed to make New Tranche A Term Loans to the US Borrower on the Second Amendment Effective Date (the “Additional Tranche A Term Loans”), in the amount notified to such Additional Tranche A Term Lender by the Administrative Agent (but in no event greater than the amount such Person committed to make as Additional Tranche A Term Loans); (ii) in the capacity as “Additional Tranche B Term Lender” (each, an “Additional Tranche B Term Lender” and, together with the Increasing Tranche B Term Lenders and Exchanging Tranche B Term Lenders, the “New Tranche B Term Lenders”) will be deemed (A) to have agreed to the terms of this Amendment and (B) to have committed to make New Tranche B Term Loans to the US Borrower on the Second Amendment Effective Date (the “Additional Tranche B Term Loans”), in the amount notified to such Additional Tranche B Term Lender by the Administrative Agent (but in no event greater than the amount such Person committed to make as Additional Tranche B Term Loans); (iii) in the capacity as “Additional Dollar Revolving Lender” (each an “Additional Dollar Revolving Lender” and, together with the Increasing Dollar Revolving Lenders and the Exchanging Dollar Revolving Lenders, the “New Dollar Revolving Lenders”) will be deemed (A) to have agreed to the terms of this Amendment and (B) to have agreed to make New Dollar Revolving Commitments to the US Borrower on the Second Amendment Effective Date (the “Additional Dollar Revolving Commitments”), in the amount notified to such Additional Dollar Revolving Lender by the Administrative Agent (but in no event greater than the amount such person committed to make as Additional Dollar Revolving Commitments); and (iv) in the capacity as “Additional Multicurrency Revolving Lender” (each an “Additional Multicurrency Revolving Lender” and, together with the Increasing Multicurrency Revolving Lenders and the Exchanging Multicurrency Revolving Lenders, the “New Multicurrency Revolving Lenders”) will be deemed (A) to have agreed to the terms of this Amendment and (B) to have agreed to make New Multicurrency Revolving Commitments to the Borrowers on the Second Amendment Effective Date (the “Additional Multicurrency Revolving Commitments”), in the amount notified to such Additional Multicurrency Revolving Lender by the Administrative Agent (but in no event greater than the amount such person committed to make as Additional Multicurrency Revolving Commitments);

WHEREAS, the aggregate proceeds of (i) the Increased Tranche A Term Loans and the Additional Tranche A Term Loans will be used by the US Borrower to repay in full the outstanding principal amount of the Existing Tranche A Term Loans that are not exchanged for New Tranche A Term Loans by the Existing Tranche A Term Lenders and (ii) the Increased Tranche B Term Loans and the Additional Tranche B Term Loans will be used by the US Borrower to repay in full the outstanding principal amount of the Existing Tranche B Term Loans that are not exchanged for New Tranche B Term Loans by the Existing Tranche B Term Lenders;

WHEREAS, (i) the Increased Dollar Revolving Commitments and the Additional Dollar Revolving Commitments will be used by the US Borrower to replace the outstanding amount of Existing Dollar Revolving Commitments that are not exchanged for New Dollar Revolving Commitments by the

Existing Dollar Revolving Lenders and (ii) the Increased Multicurrency Revolving Commitments and the Additional Multicurrency Revolving Commitments will be used by the Borrowers to replace the outstanding amount of Existing Multicurrency Revolving Commitments that are not exchanged for New Multicurrency Revolving Commitments by the Existing Multicurrency Revolving Lenders;

WHEREAS, by executing and delivering a signature page to this Amendment, each L/C Issuer and the Swingline Lender will be deemed upon the Second Amendment Effective Date to have irrevocably agreed to the terms of this Amendment; and

WHEREAS, the Borrowers, each Guarantor party to the Guarantor Consent (as defined below), the Lenders executing this Amendment, the L/C Issuers, the Swingline Lender and the Administrative Agent agree, subject to the limitations and conditions set forth herein, to amend and grant waivers with respect to certain provisions of the Credit Agreement, in each case, as more fully described herein (the Credit Agreement as amended hereby, the “Amended Credit Agreement”);

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

Section 1. Certain Amendments to the Credit Agreement. As of the Second Amendment Effective Date, and subject to the satisfaction of the conditions set forth in Section 3 (Conditions to Effectiveness) hereof:

(a) Section 1.01 (Defined Terms) of the Credit Agreement is hereby amended by inserting the following definitions in such Section 1.01 in the appropriate place to preserve the alphabetical order of the definitions in such Section 1.01:

“2012 Indenture” means that certain Indenture, dated as of September 18, 2012, between the US Borrower and Wells Fargo Bank, National Association, as Trustee, as amended or supplemented from time to time as permitted by the Loan Documents.

“Accelerated Share Repurchase” means any repurchase of US Borrower’s common stock pursuant to any arrangement or agreement entered into with one or more banks or securities broker-dealers, and any related repurchase and hedging arrangements, including, without limitation, share forward transactions, for an aggregate consideration not exceeding $250,000,000 plus any and all additional amounts, fees and expenses payable by US Borrower to settle any such related repurchase and hedging arrangements (including, without limitation, any share forward transaction) and which may include, without limitation, one or more deliveries of stock by either party thereto (including, without limitation, upon entry into, at final settlement of or at any other time during the term of the relevant transaction) and provisions for the purchase or sale by the US Borrower of a stock price cap, a stock price floor, a maximum and/or minimum stock delivery limit, a variable duration option, other price or duration optionality, variable notional mechanics or any combination of the foregoing. For purposes of compliance with Section 7.07 (Restricted Payments), the amount of the Restricted Payment associated with any Accelerated Share Repurchase entered into by US Borrower will be the amount paid to the bank(s) or securities broker-dealer(s), as applicable.

“Additional Dollar Revolving Commitment” has the meaning specified in the Second Amendment.

“Additional Multicurrency Revolving Commitment” has the meaning specified in the Second Amendment.

“Additional Tranche A Term Loan” has the meaning specified in the Second Amendment.

“Additional Tranche B Term Loan” has the meaning specified in the Second Amendment.

“Commodity Exchange Act” means the Commodity Exchange Act (7 U.S.C. § 1 et seq.), as amended from time to time, and any successor statute.

“Convertible Notes” means, collectively, (i) each outstanding series of the US Borrower’s 1 7/8% Senior Subordinated Convertible Notes due 2018 issued pursuant to, and governed by the terms of, the 2012 Indenture and (ii) each outstanding series of the US Borrower’s Subordinated Indebtedness that is convertible into or exchangeable for the Borrower’s common stock in a similar manner as the convertible notes referred to in clause (i) above.

“Exchanged Dollar Revolving Commitment” has the meaning specified in the Second Amendment.

“Exchanged Multicurrency Revolving Commitment” has the meaning specified in the Second Amendment.

“Exchanged Tranche A Term Loan” has the meaning specified in the Second Amendment.

“Exchanged Tranche B Term Loan” has the meaning specified in the Second Amendment.

“Excluded Swap Obligation” means, with respect to any Guarantor, (x) as it relates to all or a portion of the guaranty of such Guarantor, any Swap Obligation if, and to the extent that, such Swap Obligation (or any guaranty thereof) is or becomes illegal under the Commodity Exchange Act or any rule, regulation or order of the Commodity Futures Trading Commission (or the application or official interpretation of any thereof) by virtue of such Guarantor’s failure for any reason to constitute an “eligible contract participant” as defined in the Commodity Exchange Act and the regulations thereunder at the time the guaranty of such Guarantor becomes effective with respect to such Swap Obligation or (y) as it relates to all or a portion of the grant by such Guarantor of a security interest, any Swap Obligation if, and to the extent that, such Swap Obligation (or such security interest in respect thereof) is or becomes illegal under the Commodity Exchange Act or any rule, regulation or order of the Commodity Futures Trading Commission (or the application or official interpretation of any thereof) by virtue of such Guarantor’s failure for any reason to constitute an “eligible contract participant” as defined in the Commodity Exchange Act and the regulations thereunder at the time the security interest of such Guarantor becomes effective with respect to such Swap Obligation. If a Swap Obligation arises under a master agreement governing more than one swap, such exclusion shall apply only to the portion of such Swap Obligation that is attributable to swaps for which such Guarantee or security interest is or becomes illegal.

“Facilities Increase Funding Date” means the date on or after the Second Amendment Effective Date, but no later than March 28, 2013, on which the Tranche A1 Term Loans are funded.

“Increased Dollar Revolving Commitment” has the meaning specified in the Second Amendment.

“Increased Multicurrency Revolving Commitment” has the meaning specified in the Second Amendment.

“Increased Tranche A Term Loan” has the meaning specified in the Second Amendment.

“Increased Tranche B Term Loan” has the meaning specified in the Second Amendment.

“New Dollar Revolving Commitment” has the meaning specified in the Second Amendment.

“New Dollar Revolving Credit Facility” has the meaning specified in the Second Amendment.

“New Dollar Revolving Loan” has the meaning specified in the Second Amendment.

“New Multicurrency Revolving Commitment” has the meaning specified in the Second Amendment.

“New Multicurrency Revolving Credit Facility” has the meaning specified in the Second Amendment.

“New Multicurrency Revolving Loan” has the meaning specified in the Second Amendment.

“New Tranche A Term Loan” has the meaning specified in the Second Amendment.

“New Tranche B Term Loan” has the meaning specified in the Second Amendment.

“Pro Rata Tranche A1 Term Share” means, with respect to each Tranche A1 Term Loan Lender, the percentage (carried out to the ninth decimal place) of the principal amount of the Tranche A1 Term Loan funded by such Tranche A1 Term Loan Lender as of the date of measurement thereof, after giving effect to any subsequent assignments made pursuant to Section 10.07 (Assignments and Participations), pursuant to which such Tranche A1 Term Loan Lender becomes a party hereto, as applicable.

“Required Tranche A1 Term Loan Lenders” means, as of any date of determination, Tranche A1 Term Loan Lenders having more than fifty percent (50%) of the Outstanding Amount of the Tranche A1 Term Loans; provided that the portion of the Outstanding Amount of the Tranche A1 Term Loans held or deemed held by, any Defaulting Lender shall be excluded for purposes of making a determination of Required Tranche A1 Term Loan Lenders.

“Second Amendment” means that certain Amendment No. 2 to this Agreement, dated as of March 22, 2013, among the Borrowers, the Administrative Agent and the Lenders party thereto.

“Second Amendment Effective Date” means the date on which the Second Amendment shall have become effective in accordance with its terms.

“Second Amendment Guarantor Consent” means that certain Consent, Agreement and Affirmation of Guaranty and Pledge and Security Agreement in the form attached as Exhibit A to the Second Amendment, dated as of March 22, 2013 and executed by each of the Guarantors.

“Second Facilities Increase” means that certain Facilities Increase for the funding of the Tranche A1 Term Loans effective as of the Facilities Increase Funding Date.

“Swap Obligation” means, with respect to any Guarantor, any obligation to pay or perform under any agreement, contract or transaction that constitutes a “swap” within the meaning of section 1a(47) of the Commodity Exchange Act.

“Tranche A1 Term Loan” means each Tranche A1 Term Loan made pursuant to the Second Amendment.

“Tranche A1 Term Loan Lender” means each Lender that has a Tranche A Term Loan Commitment or a portion of the Outstanding Amount under the Tranche A Term Loan Facility, representing a Tranche A1 Term Loan.

(b) Section 1.01 (Defined Terms) of the Credit Agreement is hereby amended by amending and restating the following defined terms in their entirety to read as follows:

“Dollar Revolving Credit Commitment” means, as to each Dollar Revolving Lender, (i) its obligation to (a) make New Dollar Revolving Loans to the US Borrower pursuant to Section 2.02(a) (Dollar Revolving Loans; Multicurrency Revolving Loans), (b) purchase participations in L/C Obligations, and (c) purchase participations in Swing Line Loans, in an aggregate principal amount at any one time outstanding not to exceed the amount set forth opposite such Dollar Revolving Lender’s name on Schedule I-B (Revolving Credit Commitments) as such amount may be reduced or adjusted from time to time in accordance with this Agreement and (ii) any commitment by such Lender that is included as part of a Facilities Increase to make its pro rata share of a Dollar Revolving Commitment Increase on any Facilities Increase Date, as the amount of such commitments may be reduced pursuant to this Agreement. For the avoidance of doubt, “Dollar Revolving Credit Commitment” includes all New Dollar Revolving Commitments, all Exchanged Dollar Revolving Commitments, all Increased Dollar Revolving Commitments and all Additional Dollar Revolving Commitments.

“Dollar Revolving Credit Facility” means the New Dollar Revolving Credit Facility providing for New Dollar Revolving Loans to the US Borrower pursuant to Section 2.02(a) (Dollar Revolving Loans; Multicurrency Revolving Loans) by the Dollar Revolving Lenders in the maximum aggregate principal amount at any time outstanding of $175,000,000, and including the Letter of Credit Sublimit and the Swing Line Sublimit, as reduced from time to time pursuant to the terms of this Agreement, or as increased by the Dollar Revolving Commitment Increases made pursuant to the facility described in Section 2.01(c) (Facilities Increase) providing for one or more Revolving Commitment Increases to the US Borrower and Luxembourg Borrower by the Revolving Lenders in an aggregate principal amount not to exceed $150,000,000.

“Dollar Revolving Loan” means a New Dollar Revolving Loan, which Loan may be a Base Rate Loan or a Eurodollar Rate Loan, made to the US Borrower by a Dollar Revolving Lender in accordance with its Pro Rata Dollar Revolving Share pursuant to Section 2.02(a) (Dollar Revolving Loans; Multicurrency Revolving Loans), except as otherwise provided herein.

“Multicurrency Revolving Credit Commitment” means, as to each Multicurrency Revolving Lender, (i) its obligation to make New Multicurrency Revolving Loans to the US Borrower and the Luxembourg Borrower pursuant to Section 2.02(b) (Dollar Revolving Loans; Multicurrency Revolving Loans) in an aggregate principal amount at any one time outstanding not to exceed the amount set forth opposite such Revolving Lender’s name on Schedule I-B (Revolving Credit Commitments) as such amount may be reduced or adjusted from time to time in accordance with this Agreement and (ii) any commitment by such Lender that is included as part of a Facilities Increase to make its pro rata share of a Multicurrency Revolving Commitment Increase on any

Facilities Increase Date, as the amount of such commitments may be reduced pursuant to this Agreement. For the avoidance of doubt, “Multicurrency Revolving Credit Commitment” includes all New Multicurrency Revolving Commitments, all Exchanged Multicurrency Revolving Commitments, all Increased Multicurrency Revolving Commitments and all Additional Multicurrency Revolving Commitments.

“Multicurrency Revolving Credit Facility” means the New Multicurrency Revolving Credit Facility providing for New Multicurrency Revolving Loans to the US Borrower and Luxembourg Borrower pursuant to Section 2.02(b) (Dollar Revolving Loans; Multicurrency Revolving Loans) by the Multicurrency Revolving Lenders in the maximum aggregate principal amount at any time outstanding equal to the Dollar Equivalent of $75,000,000, as reduced from time to time pursuant to the terms of this Agreement, or as increased by the Multicurrency Revolving Commitment Increases made pursuant to the facility described in Section 2.01(c) (Facilities Increase) providing for one or more Revolving Commitment Increases to the US Borrower and Luxembourg Borrower by the Revolving Lenders in an aggregate principal amount not to exceed $150,000,000.

“Multicurrency Revolving Loan” means a New Multicurrency Revolving Loan, which Loan may be a Base Rate Loan, a Eurodollar Rate Loan or a Eurocurrency Rate Loan, made to the US Borrower or the Luxembourg Borrower by a Multicurrency Revolving Lender in accordance with its Pro Rata Multicurrency Revolving Share pursuant to Section 2.02(b) (Dollar Revolving Loans; Multicurrency Revolving Loans), except as otherwise provided herein.

“Pro Rata Tranche A Term Share” means, with respect to each Tranche A Term Loan Lender (other than a Tranche A1 Term Loan Lender), the percentage (carried out to the ninth decimal place) of the principal amount of the Tranche A Term Loan (other than any Tranche A1 Term Loan) funded by such Tranche A Term Loan Lender as of the date of measurement thereof, after giving effect to any subsequent assignments made pursuant to Section 10.07 (Assignments and Participations), pursuant to which such Tranche A Term Loan Lender becomes a party hereto, as applicable.

“Required Tranche A Term Loan Lenders” means, as of any date of determination, Tranche A Term Loan Lenders (except for Tranche A1 Term Loan Lenders) having more than fifty percent (50%) of the Outstanding Amount of the Tranche A Term Loans (except for Tranche A1 Term Loans); provided that the portion of the Outstanding Amount of the Tranche A Term Loans (except for Tranche A1 Term Loans) held or deemed held by, any Defaulting Lender shall be excluded for purposes of making a determination of Required Tranche A Term Loan Lenders.

“Tranche A Term Loan” means (x) prior to the Second Amendment Effective Date, each Tranche A Term Loan made pursuant to the Tranche A Term Loan Facility, as described in Section 2.01(a) and (c) (Tranche A Term Loan; Facilities Increase) and (y) on and after the Second Amendment Effective Date, the New Tranche A Term Loans made pursuant to and in accordance with the Second Amendment on the Second Amendment Effective Date or pursuant to the Tranche A Term Loan Facility, as described in Section 2.01(c) (Facilities Increase), and including, for the avoidance of doubt, all Exchanged Tranche A Term Loans, all Increased Tranche A Term Loans and all Additional Tranche A Term Loans. Unless otherwise expressly distinguished herein, each use of the term “Tranche A Term Loan” shall include any Incremental Tranche A Term Loan, including the Tranche A1 Term Loans.

“Tranche A Term Loan Facility” means the Tranche A Term Loan Commitments, the facility described in the Second Amendment providing for a Tranche A Term Loan to the US Borrower by the Tranche A Term Loan Lenders on the Second Amendment Effective Date in an aggregate principal amount of $595,738,636.35 and the Incremental Tranche A Term Loans made pursuant to the facility described in Section 2.01(c) (Facilities Increase) providing for one or more Incremental Tranche A Term Loans to the US Borrower by the Tranche A Term Loan Lenders.

“Tranche A Term Loan Lender” means each Lender that has a Tranche A Term Loan Commitment or a portion of the Outstanding Amount under the Tranche A Term Loan Facility. Unless otherwise expressly distinguished herein, each use of the term “Tranche A Term Loan Lender” shall include any Tranche A1 Term Loan Lender.

“Tranche B Term Loan” means (x) prior to the Second Amendment Effective Date, each Tranche B Term Loan made pursuant to the Tranche B Term Loan Facility, as described in Section 2.01(b) and (c) (Tranche B Term Loan; Facilities Increase) and (y) on and after the Second Amendment Effective Date, the New Tranche B Term Loans made pursuant to and in accordance with the Second Amendment on the Second Amendment Effective Date or pursuant to the Tranche B Term Loan Facility, as described in Section 2.01(c) (Facilities Increase), and including, for the avoidance of doubt, all Exchanged Tranche B Term Loans, all Increased Tranche B Term Loans and all Additional Tranche B Term Loans.

“Tranche B Term Loan Facility” means the Tranche B Term Loan Commitments, the facility described in the Second Amendment providing for a Tranche B Term Loan to the US Borrower by the Tranche B Term Loan Lenders on the Second Amendment Effective Date in an aggregate principal amount of $639,738,665 and the Incremental Tranche B Term Loans made pursuant to the facility described in Section 2.01(c) (Facilities Increase) providing for one or more Incremental Tranche B Term Loans to the US Borrower by the Tranche B Term Loan Lenders.

“Tranche B Term Loan Maturity Date” means the earlier to occur of (a) the Stated Tranche B Term Loan Maturity Date and (b) such earlier date upon which the Outstanding Amounts under the Tranche B Term Loan, including accrued and unpaid interest, are either due and payable or are otherwise paid in full in accordance with the terms hereof.

(c) Section 1.01 (Defined Terms) of the Credit Agreement is hereby amended by deleting the definition of “Earlier Maturity Date” in its entirety.

(d) The defined term “Applicable Amount” appearing in Section 1.01 (Defined Terms) of the Credit Agreement is hereby amended by (i) adding the phrase “or the Accelerated Share Repurchase” immediately after the phrase “pursuant to the commenced Tender Offer” in clause (b)(ii) thereof and (ii) adding the phrase “(including, for the avoidance of doubt, a Permitted Refinancing by way of (A) tender offer or (B) other Bond Repurchase qualifying as a Permitted Refinancing that results in the repurchase of the entire principal amount (or any part thereof) of the US Borrower’s 8% Senior Notes due 2016)” immediately after the phrase “in connection with a Permitted Refinancing” in clause (b)(iii) thereof.

(e) The defined term “Applicable Margin” appearing in Section 1.01 (Defined Terms) of the Credit Agreement is hereby amended by (i) amending and restating clause (a) thereof in its entirety to read as follows:

“(a) with respect to the Segments of the Tranche B Term Loan maintained as (x) Base Rate Loans, a rate equal to 1.50% per annum and (y) Eurodollar Rate Loans, a rate equal to 2.50% per annum;”

(ii) amending clause (c) thereof to add the phrase “(except for any Tranche A1 Term Loan)” immediately following each reference to the phrase “Tranche A Term Loan” therein;

(iii) amending and restating clause (c)(ii)(x) thereof in its entirety to read as follows:

(x) with respect to Segments of the Tranche A Term Loans (except for any Tranche A1 Term Loan) and Revolving Loans, a per annum rate equal to the rate set forth opposite the applicable Type of Loan and opposite the then applicable Total Leverage Ratio as specified in the applicable Compliance Certificate furnished to the Administrative Agent pursuant to Section 6.02(b) (Certificates; Other Information):

Total Leverage Ratio	Tranche A Term Loans (except for any Tranche A1 Term Loan)		Revolving Loans
	Base Rate Loans	Eurodollar Rate Loans	Base Rate Loans	Eurodollar Rate Loans	Eurocurrency Rate Loans
Greater than or equal to 2.50:1.00	1.00%	2.00%	1.00%	2.00%	2.00%

Greater than or equal to 2.00:1.00 and less than 2.50:1.00	0.75%	1.75%	0.75%	1.75%	1.75%

Less than 2.00:1.00	0.50%	1.50%	0.50%	1.50%	1.50%

and (iv) inserting the following as clause (d) and re-lettering the current clause (d) as the new clause (e):

“(d) with respect to the Segments of the Tranche A1 Term Loan maintained as (x) Base Rate Loans, a rate equal to 1.00% per annum and (y) Eurodollar Rate Loans, a rate equal to 2.00% per annum.”

(f) The defined term “Cash Management Document” appearing in Section 1.01 (Defined Terms) of the Credit Agreement is hereby amended by deleting the phrase “in connection with this Agreement” therein.

(g) The defined term “Indebtedness” appearing in Section 1.01 (Defined Terms) of the Credit Agreement is hereby amended by adding the phrase “the Accelerated Share Repurchase or” immediately before the phrase “tender offers made in accordance with” in clause (vii) thereof.

(h) The defined term “Lending Office” appearing in Section 1.01 (Defined Terms) of the Credit Agreement is hereby amended by adding the phrase “branch, affiliate” immediately before the phrase “office or offices of such Lender”.

(i) The defined term “Loan Documents” appearing in Section 1.01 (Defined Terms) of the Credit Agreement is hereby amended by adding the phrase “the Second Amendment, the Second Amendment Guarantor Consent” after the phrase “the First Amendment Guarantor Consent,” and before the word “and” therein.

(j) The defined term “Permitted Refinancing” appearing in Section 1.01 (Defined Terms) of the Credit Agreement is hereby amended by deleting clause (a) thereof in its entirety and replacing it with “(a) the permitted refinancing shall only be to the extent that the principal amount (or accreted value, if applicable) thereof does not exceed the aggregate of (i) the principal amount (or accreted value, if applicable) of the Indebtedness so modified, refinanced, refunded, renewed, replaced or extended plus (ii) an amount equal to unpaid accrued interest and premium thereon plus (iii) other reasonable amount paid, and fees and expenses reasonably incurred, in connection with such modification, refinancing, refunding, renewal, replacement or extension plus (iv) the amount equal to any existing commitments unutilized thereunder,”.

(k) The defined term “Restricted Payment” appearing in Section 1.01 (Defined Terms) of the Credit Agreement is hereby amended by (i) adding the phrase “(for the avoidance of doubt, other than regularly scheduled payments of interest with respect to the Convertible Notes)” immediately after the phrase “(whether in cash, securities or other property) with respect to Stock or Stock Equivalents” therein and (ii) adding the phrase “(other than in connection with the conversion of the Convertible Notes into Stock)” immediately after the phrase “termination of any such Stock or Stock Equivalents” therein.

(l) The defined term “Secured Obligations” appearing in Section 1.01 (Defined Terms) of the Credit Agreement is hereby amended (i) by adding the phrase “and all Cash Management Obligations owing by the Luxembourg Borrower” immediately after the phrase “all the Obligations relating thereto” in clause (b) thereof and (ii) by adding the phrase “, excluding, in each case, Excluded Swap Obligations” immediately after clause (c) thereof.

(m) The defined term “Secured Parties” appearing in Section 1.01 (Defined Terms) of the Credit Agreement is hereby amended by adding the phrase “or Cash Management Document” immediately after the phrase “under any Related Swap Contract” therein.

(n) The defined term “Tranche A Term Loan Commitment” appearing in Section 1.01 (Defined Terms) of the Credit Agreement is hereby amended by adding the phrase “and/or Pro Rata Tranche A1 Term Share, as applicable,” immediately after the phrase “Pro Rata Tranche A Term Share” found therein.

(o) Section 2.01(c) (Facilities Increase) of the Credit Agreement is hereby amended by (i) adding the word “Loan” immediately after the phrase “Tranche A Term” in the proviso in the last paragraph thereof, (ii) adding the word “Loan” immediately after the phrase “Tranche B Term” in the proviso in the last paragraph thereof and (iii) replacing the phrase “under (i) and (ii) immediately above for Facilities Increases made after the Facilities Increase effectuated pursuant to the First Amendment” in clause (y)(ii) thereof and replacing it with the phrase “under (i) and (ii) immediately above for Facilities Increases made after the Facilities Increases effectuated pursuant to the First Amendment and the Second Amendment, including the Second Facilities Increase”.

(p) Section 2.03(c) (Borrowings, Conversions and Continuations) of the Credit Agreement is hereby amended by (i) replacing the phrase “(ii) no Segment of the Tranche A Term Loans may be Converted into or Continued as a Eurodollar Rate Segment without the consent of the Required Tranche A Term Loan Lenders” with the following: “(iii) no Segment of the Tranche A Term Loans (except for Tranche A1 Term Loans) may be Converted into or Continued as a Eurodollar Rate Segment without the consent of the Required Tranche A Term Loan Lenders, (iv) no Segment of the Tranche A1 Term Loans may be Converted into or Continued as a Eurodollar Rate Segment without the consent of the Required Tranche A1 Term Loan Lenders” and (ii) renumbering the current clause (iv) as clause (v).

(q) Section 2.06(b) (Optional Prepayment of the Term Loans) of the Credit Agreement is hereby amended by (i) adding the phrase “, Tranche A1 Term Loans” immediately after each use of the phrase “Tranche A Term Loans” found therein, (ii) adding the phrase “, Pro Rata Tranche A1 Term Share” immediately after each use of the phrase “Pro Rata Tranche A Term Share” found therein, (iii) adding the phrase “(except for Tranche A1 Term Loans)” after each use of the “Tranche A Term Loans” found therein, (iv) adding the phrase “, except as provided in clauses (b)(iv) and (b)(v) below” immediately after the phrase “without penalty or premium” in the first sentence of clause (i) thereof and (v) adding the following new clauses (iv) and (v), consecutively, immediately after clause (iii)(z) thereof:

“(iv) Any (A) amendment, amendment and restatement or other modification of this Credit Agreement consummated on or prior to the date that is six (6) months after the Second Amendment Effective Date or (B) voluntary prepayment of the Tranche B Term Loans consummated on or prior to the date that is six (6) months after the Second Amendment Effective Date with the proceeds of any other Indebtedness, including a substantially concurrent issuance or incurrence of new bank term loans under this Agreement (which voluntary prepayment shall be deemed to have occurred even if a portion of the Tranche B Term Loans are replaced, converted or re-evidenced with, into or by such new loans) the effect of which, in the case of either clause (A) or clause (B), is to decrease the Applicable Margin (or otherwise decrease the interest rate) with respect to any of the Tranche B Term Loans (including by virtue of any such replacement, conversion or re-evidencing), shall be accompanied by a fee payable to the Tranche B Term Lenders (which shall include any Tranche B Term Lender that is repaid in connection with any such amendment, amendment and restatement or other modification) in an amount equal to 1.0% of the aggregate principal amount of such amended, amended and restated, modified or prepaid Tranche B Term Loans.

(v) Any (A) amendment, amendment and restatement or other modification of this Credit Agreement consummated on or prior to the date that is six (6) months after the Second Amendment Effective Date or (B) voluntary prepayment of the Tranche A1 Term Loans consummated on or prior to the date that is six (6) months after the Second Amendment Effective Date with the proceeds of any other Indebtedness, including a substantially concurrent issuance or incurrence of new bank term loans under this Agreement (which voluntary prepayment shall be deemed to have occurred even if a portion of the Tranche A1 Term Loans are replaced, converted or re-evidenced with, into or by such new loans) the effect of which, in the case of either clause (A) or clause (B), is to decrease the Applicable Margin (or otherwise decrease the interest rate) with respect to any of the Tranche A1 Term Loans (including by virtue of any such replacement, conversion or re-evidencing), shall be accompanied by a fee payable to the Tranche A Term Loan Lenders holding Tranche A1 Term Loans (which shall include any Tranche A Term Loan Lenders holding Tranche A1 Term Loans that are repaid in connection with any such amendment, amendment and restatement or other modification) in an amount equal to 1.0% of the aggregate principal amount of such amended, amended and restated, modified or prepaid Tranche A1 Term Loans.”

(r) Section 2.08 (Repayment of Loans) of the Credit Agreement is hereby amended by (i) adding the phrase “(except for any Tranche A1 Term Loans)” immediately following the phrase “Tranche A Term Loans” each time such phrase appears in clause (d) thereof, (ii) amending the current clause (d) to be styled as clause (d)(i) and (iii) adding the following clause (ii) immediately following the new clause (d)(i):

“(ii) to the Tranche A Term Loan Lenders who hold Tranche A1 Term Loans, the aggregate principal amount of all Tranche A1 Term Loans outstanding on the following dates (or, if any such date is not a

Business Day, the next succeeding Business Day) in an amount equivalent to the percentage set forth opposite such date and subject to adjustments for prepayments made pursuant to Section 2.06 (Prepayments):

Date	Amount

March 31, 2013	0.25%

June 30, 2013	0.25%

September 30, 2013	0.25%

December 31, 2013	0.25%

March 31, 2014	0.25%

June 30, 2014	0.25%

September 30, 2014	0.25%

December 31, 2014	0.25%

March 31, 2015	0.25%

June 30, 2015	0.25%

September 30, 2015	0.25%

December 31, 2015	0.25%

Tranche A Term Loan Maturity Date	the entire unpaid principal balance of the Tranche A1 Term Loans

For the avoidance of doubt, the US Borrower shall repay the entire unpaid principal balance of the Tranche A1 Term Loans on the Tranche A Term Loan Maturity Date.

(s) Section 2.13 (Payments Generally) of the Credit Agreement is hereby amended by (i) adding the phrase “, Pro Rata Tranche A1 Term Share” immediately after each use of the phrase “Pro Rata Tranche A Term Share” found in clauses (a)(ii) and (c)(ii) therein and (ii) adding the phrase “or Pro Rata Tranche A1 Term Shares” or ““or Pro Rata Tranche A1 Term Share” immediately after each use of the phrase “Pro Rata Tranche A Term Shares” or “Pro Rata Tranche A Term Share”, respectively, found in clause (f) therein.

(t) Section 2.17 (Specified Refinancing Debt) of the Credit Agreement is hereby amended by (i) deleting the phrase “ten (10) Business Days” in clause (b) thereof and replacing it with the phrase “three (3) Business Days”, (ii) deleting the phrase “(y) an integral multiple of the Dollar Equivalent of $5,000,000 in excess thereof” in clause (d) thereof and replacing it with the phrase “(y) if refinancing less than all of the outstanding Tranche A Term Loans, Tranche B Term Loans, Dollar Revolving Loans (and unused Dollar Revolving Credit Commitments) and/or Multicurrency Revolving Loans (and unused Multicurrency Revolving Credit Commitments), as applicable, an integral multiple of the Dollar Equivalent of $5,000,000 in excess thereof” and (iii) inserting the phrase “, Pro Rata Tranche A1 Term Share” immediately after the phrase “Pro Rata Tranche A Term Share” in clause (b) thereof.

(u) Section 3.04(b) (Increased Cost and Reduced Return; Capital Adequacy; Reserves on Eurodollar Rate Loans and Eurocurrency Rate Loans) of the Credit Agreement is hereby amended by adding the phrase “, Basel III” immediately after the phrase “the Dodd-Frank Wall Street Reform and Consumer Protection Act”.

(v) Section 3.07(b) (Substitution of Lenders) of the Credit Agreement is hereby amended by (i) inserting the phrase “(except for any Tranche A1 Term Loan)” immediately after the phrase “Tranche A Term Loan” and (ii) inserting the phrase “, its Pro Rata Tranche A1 Term Share of the Tranche A1 Term Loan” immediately before the phrase “and its Pro Rata Tranche B Term Share”.

(w) Section 6.22 (Proceeds of Certain Indebtedness) of the Credit Agreement is hereby amended by deleting the phrase “and/or” immediately before clause (iii) thereof and replacing it with “,” and adding the phrase “and/or (iv) make optional prepayments, redemptions or other Bond Repurchases of Permitted Senior Notes” immediately after clause (iii) thereof.

(x) Clause (u) of Section 7.01 (Liens) of the Credit Agreement is hereby amended by deleting the number “$150,000,000” therein and replacing it with the phrase “the greater of $150,000,000 or two and one-half percent (2.5%) of Consolidated Total Assets”.

(y) Clause (k)(i) of Section 7.03 (Indebtedness) of the Credit Agreement is hereby amended by deleting the phrase “two percent (2%)” in clause (y) thereof and replacing it with the phrase “two and one-half percent (2.5%)”.

(z) Clause (o) of Section 7.05 (Dispositions) of the Credit Agreement is hereby amended by deleting the number “$500,000,000” therein and replacing it with the phrase “the greater of $500,000,000 or ten percent (10%) of Consolidated Total Assets”.

(aa) Clause (e) of Section 7.07 (Restricted Payments) of the Credit Agreement is hereby amended by adding the phrase “or the Accelerated Share Repurchase” immediately after the phrase “pursuant to the commenced Tender Offer” therein.

(bb) Section 7.19(b) (Subordinated Indebtedness, etc.) of the Credit Agreement is hereby amended by deleting the phrase “in connection with any Permitted Refinancing thereof” in clause (x) of the second proviso therein and replacing it with the phrase “with the proceeds of any Permitted Refinancing thereof”.

(cc) Section 10.01(a) (Amendments, Etc.) of the Credit Agreement is hereby amended by (i) inserting the phrase “the Required Tranche A1 Term Loan Lenders,” immediately following the phrase “Required Tranche A Term Loan Lenders,” at both instances of the phrase found in clause (ii) thereof, (ii) inserting the phrase “Pro Rata Tranche A1 Term Shares,” immediately following the phrase “Pro Rata Tranche A Term Shares,” in clause (vii) thereof, (iii) inserting the phrase “Required Tranche A1 Term Loan Lenders,” immediately following the phrase “Required Tranche A Term Loan Lenders,” and inserting the phrase “Pro Rata Tranche A1 Term Share,” immediately following the phrase “Pro Rata Tranche A Term Share,” in clause (ix) thereof and (iv) inserting the phrase “, Required Tranche A1 Term Loan Lenders” immediately following the phrase “Required Tranche A Term Loan Lenders” in the hanging paragraph immediately following clause (x) thereof.

(dd) Section 10.07(a) (Assignments and Participations) of the Credit Agreement is hereby amended by (i) inserting the phrase “and/or Pro Rata Tranche A1 Term Share” immediately after the phrase “Pro Rata

Tranche A Term Share” at both instances of the phrase found in clause (i)(C) thereof and (ii) inserting the phrase “(which consent shall not be unreasonably withheld or delayed)” immediately after the phrase “and the Administrative Agent” at the end of clause (iii) in the proviso thereof.

(ee) Schedule I-A (Term Loan Commitments) to the Credit Agreement is hereby replaced with Schedule I-A attached to this Amendment.

(ff) Schedule I-B (Revolving Credit Commitments) to the Credit Agreement is hereby replaced with Schedule I-B attached to this Amendment.

(gg) Schedule 7.04(a) (Dormant Foreign Subsidiaries) to the Credit Agreement is hereby replaced with Schedule 7.04(a) attached to this Amendment.

Section 2. New Tranche A Term Loans; New Tranche B Term Loans; Termination of Existing Dollar Revolving Commitments; New Dollar Revolving Credit Facility; Termination of Existing Multicurrency Revolving Commitments; New Multicurrency Revolving Credit Facility; Use of Proceeds; Administrative Agent Authorization.

(a) Exchange of Existing Tranche A Term Loans. On the terms and subject to the contemporaneous satisfaction (or waiver) of the conditions set forth in Section 3 (Conditions to Effectiveness) hereof, each Existing Tranche A Term Lender agrees that an aggregate principal amount of its Existing Tranche A Term Loans (the “Exchanged Tranche A Term Loans”) equal to the amount notified to such Exchanging Tranche A Term Lender by the Administrative Agent will be exchanged for New Tranche A Term Loans, as further described in such Exchanging Tranche A Term Lender’s Lender Consent, as of the Second Amendment Effective Date.

(b) Exchange of Existing Tranche B Term Loans. On the terms and subject to the contemporaneous satisfaction (or waiver) of the conditions set forth in Section 3 (Conditions to Effectiveness) hereof, each Existing Tranche B Term Lender agrees that an aggregate principal amount of its Existing Tranche B Term Loans (the “Exchanged Tranche B Term Loans”) equal to the amount notified to such Exchanging Tranche B Term Lender by the Administrative Agent will be exchanged for New Tranche B Term Loans, as further described in such Exchanging Tranche B Term Lender’s Lender Consent, as of the Second Amendment Effective Date.

(c) Exchange of Existing Dollar Revolving Commitments. On the terms and subject to the contemporaneous satisfaction (or waiver) of the conditions set forth in Section 3 (Conditions to Effectiveness) hereof, each Existing Dollar Revolving Lender agrees that an aggregate principal amount of its Existing Dollar Revolving Commitments (the “Exchanged Dollar Revolving Commitments”) equal to the amount notified to such Exchanging Dollar Revolving Lender by the Administrative Agent will be exchanged for New Dollar Revolving Commitments, as further described in such Exchanging Dollar Revolving Lender’s Lender Consent, in each case, as of the Second Amendment Effective Date.

(d) Exchange of Existing Multicurrency Revolving Commitments. On the terms and subject to the contemporaneous satisfaction (or waiver) of the conditions set forth in Section 3 (Conditions to Effectiveness) hereof, each Existing Multicurrency Revolving Lender agrees that an aggregate principal amount of its Existing Multicurrency Revolving Commitments (the “Exchanged Multicurrency Revolving Commitments”) equal to the amount notified to such Exchanging Multicurrency Revolving Lender by the Administrative Agent will be exchanged for New Multicurrency Revolving Commitments, as further described in such Exchanging Multicurrency Revolving Lender’s Lender Consent, in each case, as of the Second Amendment Effective Date.

(e) Agreement to Make Increased Tranche A Term Loans, Additional Tranche A Term Loans and Incremental Loans. On the terms and subject to the satisfaction (or waiver) of the conditions set forth in Section 3 (Conditions to Effectiveness) hereof and Section 4(c) (Conditions to Facilities Increase Funding Date) hereof, each Increasing Tranche A Term Lender, each Additional Tranche A Term Lender and each Incremental Lender agrees to make Increased Tranche A Term Loans, Additional Tranche A Term Loans or Incremental Tranche A Term Loans, as the case may be, equal to the amount notified to such Increasing Tranche A Term Lender, Additional Tranche A Term Lender or Incremental Lender by the Administrative Agent (but in no event greater than the amount such Person committed to make as Increased Tranche A Term Loans, Additional Tranche A Term Loans or Incremental Tranche A Term Loans, as the case may be), in the case of Increased Tranche A Terms Loans and Additional Tranche A Term Loans on the Second Amendment Effective Date and in the case of Incremental Tranche A Term Loans on or before the Facilities Increase Funding Date, and each Additional Tranche A Term Lender and Incremental Lender shall be a “Lender” and a “Tranche A Term Loan Lender” under the Amended Credit Agreement as of such date. Amounts paid or prepaid in respect of Increased Tranche A Term Loans, Additional Tranche A Term Loans or Incremental Tranche A Term Loans may not be reborrowed.

(f) Agreement to Make Increased Tranche B Term Loans and Additional Tranche B Term Loans. On the terms and subject to the satisfaction (or waiver) of the conditions set forth in Section 3 (Conditions to Effectiveness) hereof, each Increasing Tranche B Term Lender and each Additional Tranche B Term Lender agrees to make Increased Tranche B Term Loans or Additional Tranche B Term Loans, as the case may be, equal to the amount notified to such Increasing Tranche B Term Lender or Additional Tranche B Term Lender by the Administrative Agent (but in no event greater than the amount such Person committed to make as Increased Tranche B Term Loans or Additional Tranche B Term Loans, as the case may be), in each case, on the Second Amendment Effective Date, and each Additional Tranche B Term Lender shall be a “Lender” and a “Tranche B Term Loan Lender” under the Amended Credit Agreement as of such date. Amounts paid or prepaid in respect of Increased Tranche B Term Loans or Additional Tranche B Term Loans may not be reborrowed.

(g) Agreement to Make Increased Dollar Revolving Commitments and Additional Dollar Revolving Commitments. On the terms and subject to the satisfaction (or waiver) of the conditions set forth in Section 3 (Conditions to Effectiveness) hereof, each Increasing Dollar Revolving Lender and each Additional Dollar Revolving Lender agrees to make Increased Dollar Revolving Commitments or Additional Dollar Revolving Commitments, as the case may be, equal to the amount notified to such Increasing Dollar Revolving Lender or Additional Dollar Revolving Lender by the Administrative Agent (but in no event greater than the amount such Person committed to make as Increased Dollar Revolving Commitments or Additional Dollar Revolving Commitments, as the case may be), in each case, on the Second Amendment Effective Date, and agrees to make Dollar Revolving Loans to the US Borrower pursuant to and in accordance with Section 2.02(a) (Dollar Revolving Loans; Multicurrency Revolving Loans) of the Amended Credit Agreement. Each Additional Dollar Revolving Lender shall be a “Lender” and a “Dollar Revolving Lender” under the Amended Credit Agreement as of such date.

(h) Agreement to Make Increased Multicurrency Revolving Commitments and Additional Multicurrency Revolving Commitments. On the terms and subject to the satisfaction (or waiver) of the conditions set forth in Section 3 (Conditions to Effectiveness) hereof, each Increasing Multicurrency Revolving Lender and each Additional Multicurrency Revolving Lender agrees to make Increased Multicurrency Revolving Commitments or Additional Multicurrency Revolving Commitments, as the case may be, equal to the amount notified to such Increasing Multicurrency Revolving Lender or Additional Multicurrency Revolving Lender by the Administrative Agent (but in no event greater than the amount such Person committed to make as Increased Multicurrency Revolving Commitments or Additional Multicurrency Revolving Commitments, as the case may be), in each case, on the Second Amendment Effective Date, and agrees to make Multicurrency Revolving Loans to the US Borrower and the Luxembourg Borrower pursuant to and in accordance with Section 2.02(b) (Dollar Revolving Loans; Multicurrency Revolving Loans) of the Amended Credit Agreement. Each Additional Multicurrency Revolving Lender shall be a “Lender” and a “Multicurrency Revolving Lender” under the Amended Credit Agreement as of such date.

(i) Use of Proceeds of Term Loans; Voluntary Prepayment. On the Second Amendment Effective Date, the Borrowers shall (i) apply the aggregate proceeds of the Increased Tranche A Term Loans and Additional Tranche A Term Loans (if any) to prepay in full the principal amount of all Existing Tranche A Term Loans, other than Exchanged Tranche A Term Loans and (ii) apply the aggregate proceeds of the Increased Tranche B Term Loans and Additional Tranche B Term Loans (if any) to prepay in full the principal amount of all Existing Tranche B Term Loans, other than Exchanged Tranche B Term Loans. The exchange of Exchanged Tranche A Term Loans and Exchanged Tranche B Term Loans with New Tranche A Term Loans and New Tranche B Term Loans, respectively, and the repayment of Existing Tranche A Term Loan and Existing Tranche B Term Loans (other than Exchanged Tranche A Term Loans and Exchanged Tranche B Term Loans) with the proceeds of the Increased Tranche A Term Loans, Additional Tranche A Term Loans, Increased Tranche B Term Loans and Additional Tranche B Term Loans, as applicable, contemplated hereby collectively constitute a voluntary prepayment of the Existing Tranche A Term Loans and Existing Tranche B Term Loans by the US Borrower pursuant to Section 2.06(b) (Optional Prepayments of Term Loans) of the Credit Agreement. For the avoidance of doubt, as specified in Section 2.17 (Specified Refinancing Debt) of the Credit Agreement, Section 2.17 (Specified Refinancing Debt) of the Credit Agreement supersedes Section 2.14 (Sharing of Payments) of the Credit Agreement with respect to the repayment of Existing Tranche A Term Loans and Existing Tranche B Term Loans.

(j) Termination of Existing Dollar Revolving Commitments; New Dollar Revolving Commitments and New Dollar Revolving Loans. On the Second Amendment Effective Date, all Existing Dollar Revolving Commitments, other than Exchanged Dollar Revolving Commitments (it being understood that such Existing Dollar Revolving Commitments are hereby replaced with Increased Dollar Revolving Commitments and Additional Dollar Revolving Commitments (if any)) are hereby irrevocably terminated. If, on the Second Amendment Effective Date, there are any Existing Dollar Revolving Loans outstanding, such Existing Dollar Revolving Loans shall, on the Second Amendment Effective Date, be prepaid to the Lenders thereof from the proceeds of New Dollar Revolving Loans made under the Amended Credit Agreement, which prepayment shall be accompanied by accrued interest on the Existing Dollar Revolving Loans being prepaid and any costs incurred by any Lender in accordance with Section 3.05 (Funding Losses) of the Credit Agreement.

(k) Termination of Existing Multicurrency Revolving Commitments; New Multicurrency Revolving Commitments and New Multicurrency Revolving Loans. On the Second Amendment Effective Date, all Existing Multicurrency Revolving Commitments, other than Exchanged Multicurrency Revolving Commitments (it being understood that such Existing Multicurrency Revolving Commitments are hereby replaced with Increased Multicurrency Revolving Commitments and Additional Multicurrency Revolving Commitments (if any)) are hereby irrevocably terminated. If, on the Second Amendment Effective Date, there are any Existing Multicurrency Revolving Loans outstanding, such Existing Multicurrency Revolving Loans shall, on the Second Amendment Effective Date, be prepaid to the Lenders thereof from the proceeds of New Multicurrency Revolving Loans made under the Amended Credit Agreement, which prepayment shall be accompanied by accrued interest on the Existing Multicurrency Revolving Loans being prepaid and any costs incurred by any Lender in accordance with Section 3.05 (Funding Losses) of the Credit Agreement.

(l) The Incremental Tranche A Term Loans shall be made on the Facilities Increase Funding Date. The Borrowers, the Administrative Agent and the Lenders acknowledge and agree that the Tranche A1

Term Loans shall be deemed to be “Incremental Tranche A Term Loans”, “Incremental Term Loans”, “Tranche A Term Loans”, “Term Loans” and “Loans” and for all purposes of, the Credit Agreement and the other Loan Documents, and such Incremental Lenders shall be subject to and bound by the terms thereof, and shall perform all the obligations of and shall have all of the rights of a Tranche A Term Loan Lender thereunder. The Borrowers, the Administrative Agent and the Lenders hereby further acknowledge and agree that the Incremental Tranche A Term Loans made on the Second Amendment Effective Date shall, when funded, constitute Tranche A Term Loans for all purposes of the Credit Agreement, except where expressly distinguished therein. The Second Facilities Increase is a facilities increase pursuant to Section 2.01(c) (Facilities Increase) (but subject to the amendment of such section set forth in Section 1(o) hereof).

(m) Other Provisions Regarding Loans. The obligations of the Increasing Tranche A Term Lenders, the Additional Tranche A Term Lenders and the Incremental Lenders and the refinancing undertakings of the Exchanging Tranche A Term Lenders are several and not joint. The failure to fund of any Increasing Tranche A Term Lender, Additional Tranche A Term Lender or Incremental Lender who committed to make New Tranche A Term Loans or Incremental Tranche A Term Loans, as applicable, on the Second Amendment Effective Date shall not relieve any other Increasing Tranche A Term Lender, Additional Tranche A Term Lender or Incremental Lender who committed to make New Tranche A Term Loans or Incremental Tranche A Term Loans, as applicable, of its corresponding obligation to do so on such date, and no Increasing Tranche A Term Lender, Additional Tranche A Term Lender or Incremental Lender shall be responsible for the failure to fund of any other Increasing Tranche A Term Lender, Additional Tranche A Term Lender or Incremental Lender who committed to make New Tranche A Term Loans or Incremental Tranche A Term Loans, as applicable. The obligations of the Increasing Tranche B Term Lenders and the Additional Tranche B Term Lenders and the refinancing undertakings of the Exchanging Tranche B Term Lenders are several and not joint. The failure to fund of any Increasing Tranche B Term Lender or Additional Tranche B Term Lender who committed to make New Tranche B Term Loans on the Second Amendment Effective Date shall not relieve any other Increasing Tranche B Term Lender or Additional Tranche B Term Lender who committed to make New Tranche B Term Loans of its corresponding obligation to do so on such date, and no Increasing Tranche B Term Lender or Additional Tranche B Term Lender shall be responsible for the failure to fund of any other Increasing Tranche B Term Lender or Additional Tranche B Term Lender who committed to make New Tranche B Term Loans. The obligations of the Increasing Dollar Revolving Lenders and the Additional Dollar Revolving Lenders and the refinancing undertakings of the Exchanging Dollar Revolving Lenders are several and not joint. The failure to fund of any Increasing Dollar Revolving Lender or Additional Dollar Revolving Lender who committed to make New Dollar Revolving Commitments on the Second Amendment Effective Date shall not relieve any other Increasing Dollar Revolving Lender or Additional Dollar Revolving Lender who committed to make New Dollar Revolving Commitments of its corresponding obligation to do so on such date, and no Increasing Dollar Revolving Lender or Additional Dollar Revolving Lender shall be responsible for the failure to fund of any other Increasing Dollar Revolving Lender or Additional Dollar Revolving Lender who committed to make New Dollar Revolving Commitments. The obligations of the Increasing Multicurrency Revolving Lenders and the Additional Multicurrency Revolving Lenders and the refinancing undertakings of the Exchanging Multicurrency Revolving Lenders are several and not joint. The failure to fund of any Increasing Multicurrency Revolving Lender or Additional Multicurrency Revolving Lender who committed to make New Multicurrency Revolving Commitments on the Second Amendment Effective Date shall not relieve any other Increasing Multicurrency Revolving Lender or Additional Multicurrency Revolving Lender who committed to make New Multicurrency Revolving Commitments of its corresponding obligation to do so on such date, and no Increasing Multicurrency Revolving Lender or Additional Multicurrency Revolving Lender shall be responsible for the failure to fund of any other Increasing Multicurrency Revolving Lender or Additional Multicurrency Revolving Lender who committed to make New Multicurrency Revolving Commitments. Notwithstanding anything herein or in the Amended Credit Agreement to the contrary, (i) the aggregate principal amount of New Tranche A Term Loans will not exceed the aggregate principal amount of the Existing Tranche A Term Loans outstanding immediately prior to the Second Amendment Effective Date, (ii) the aggregate principal amount of New Tranche B Term Loans will not exceed the aggregate principal amount of the Existing Tranche B Term Loans outstanding immediately prior to the Second Amendment Effective Date, (iii) the aggregate principal amount of New Dollar Revolving Loans and New Dollar Revolving Commitments will not exceed the aggregate principal amount of the Existing Dollar Revolving Loans and Existing Dollar Revolving Commitments outstanding immediately prior to the Second Amendment Effective Date and (iv) the aggregate principal amount of New Multicurrency Revolving Loans and New Multicurrency Revolving Commitments will not exceed the aggregate principal amount of the Existing Multicurrency Revolving Loans and Existing Multicurrency Revolving Commitments outstanding immediately prior to the Second Amendment Effective Date. Each of the parties hereto acknowledges and agrees that the terms of this Amendment do not constitute a novation but, rather, an amendment of the terms of a pre-existing Indebtedness and related agreement, as evidenced by the Amended Credit Agreement.

(n) L/C Issuers; Swingline Lender. On the terms and subject to the satisfaction (or waiver) of the conditions set forth in Section 3 (Conditions to Effectiveness) hereof, each L/C Issuer and Swingline Lender signatory hereto irrevocably agrees to the terms of this Amendment.

(o) Breakage. Subject to Section 7 (Waivers), the exchange, refinancing and prepayments contemplated by this Amendment shall be subject to compensation by the Borrowers pursuant to the provisions of Section 3.05 (Funding Losses) of the Credit Agreement if the Second Amendment Effective Date occurs other than on the last day of the Interest Period relating to the applicable Loans.

(p) Interest Periods. All Interest Periods applicable to Existing Tranche A Term Loans, Existing Tranche B Term Loans, Existing Dollar Revolving Loans and Existing Multicurrency Revolving Loans shall continue in effect for the equivalent principal amount of New Tranche A Term Loans, New Tranche B Term Loans, New Dollar Revolving Loans made on the Second Amendment Effective Date and New Multicurrency Revolving Loans made on the Second Amendment Effective Date, as applicable, after the Second Amendment Effective Date (until such Interest Periods expire, at which time subsequent Interest Periods shall be determined in accordance with the provisions of Section 2.03 (Borrowings, Conversions and Continuations) of the Amended Credit Agreement. New Tranche A Term Loans, New Tranche B Term Loans, New Dollar Revolving Loans made on the Second Amendment Effective Date and New Multicurrency Revolving Loans made on the Second Amendment Effective Date, in each case, shall be allocated ratably to such Interest Periods.

(q) Administrative Agent Authorization. The Borrowers, each L/C Issuer and the Lenders whose signatures appear below authorize the Administrative Agent to (i) determine all amounts, percentages and other information with respect to the Commitments and Loans of each Lender, which amounts, percentages and other information may be determined only upon receipt by the Administrative Agent of the signature pages of all Lenders whose signatures appear below and (ii) enter and complete all such amounts, percentages and other information in the Amended Credit Agreement, as appropriate. The Administrative Agent’s determination and entry and completion shall be conclusive and shall be conclusive evidence of the existence, amounts, percentages and other information with respect to the obligations of the Borrowers under the Amended Credit Agreement, in each case, absent manifest error. For the avoidance of doubt, the provisions of Article IX (Agents) and Section 10.05 (Indemnification by the Borrowers; Limitation of Liability) of each of the Credit Agreement and the Amended Credit Agreement shall apply to any determination, entry or completion made by the Administrative Agent pursuant to this Section 2(p).

Section 3. Conditions to Effectiveness. This Amendment shall become effective as of the date (the “Second Amendment Effective Date”) on which each of the following conditions precedent shall have been satisfied:

(a) Certain Documents. The Administrative Agent shall have received each of the following (unless otherwise agreed to or waived by the Administrative Agent), in form and substance satisfactory to the Administrative Agent and dated as of the Second Amendment Effective Date:

(i) this Amendment, duly executed by the Borrowers, the Administrative Agent, each L/C Issuer, the Swingline Lender, each Exchanging Tranche A Term Lender, each Increasing Tranche A Term Lender, each Additional Tranche A Term Lender, each Incremental Lender, each Exchanging Tranche B Term Lender, each Increasing Tranche B Term Lender, each Additional Tranche B Term Lender, each Exchanging Dollar Revolving Lender, each Increasing Dollar Revolving Lender, each Additional Dollar Revolving Lender, each Exchanging Multicurrency Revolving Lender, each Increasing Multicurrency Revolving Lender, each Additional Multicurrency Revolving Lender and the Required Lenders (in the case of each Lender, whether pursuant to the execution and delivery of a Lender Consent, a Joinder or counterparts to this Amendment, as applicable); the Lender Consents and Joinders shall have been duly executed by each Exchanging Tranche A Term Lender, Increasing Tranche A Term Lender, Additional Tranche A Term Lender, Incremental Lender, Exchanging Tranche B Term Lender, Increasing Tranche B Term Lender, Additional Tranche B Term Lender, Exchanging Dollar Revolving Lender, Increasing Dollar Revolving Lender, Additional Dollar Revolving Lender, Exchanging Multicurrency Revolving Lender, Increasing Multicurrency Revolving Lender and Additional Multicurrency Revolving Lender, as applicable, such that, upon such execution by all such Lenders, (A) the aggregate principal amount of the Exchanged Tranche A Term Loans, the Increased Tranche A Term Loans and the Additional Tranche A Term Loans will be equal to the aggregate principal amount of Existing Tranche A Term Loans outstanding immediately prior to the effectiveness of this Amendment, (B) the aggregate principal amount of the Exchanged Tranche B Term Loans, the Increased Tranche B Term Loans and the Additional Tranche B Term Loans will be equal to the aggregate principal amount of Existing Tranche B Term Loans outstanding immediately prior to the effectiveness of this Amendment, (C) the aggregate principal amount of the Exchanged Dollar Revolving Commitments, the Increased Dollar Revolving Commitments and the Additional Dollar Revolving Commitments will be equal to the aggregate principal amount of Existing Dollar Revolving Commitments outstanding immediately prior to the effectiveness of this Amendment, (D) the aggregate principal amount of the Exchanged Multicurrency Revolving Commitments, the Increased Multicurrency Revolving Commitments and the Additional Multicurrency Revolving Commitments will be equal to the aggregate principal amount of Existing Multicurrency Revolving Commitments outstanding immediately prior to the effectiveness of this Amendment and (E) the written commitments by the applicable Incremental Lenders shall be in an aggregate amount at least equal to the amount of the Incremental Tranche A Term Loans representing the Tranche A1 Term Loans;

(ii) the Consent, Agreement and Affirmation of Guaranty and Pledge and Security Agreement in the form attached hereto as Exhibit A (the “Guarantor Consent”), duly executed by each of the Guarantors;

(iii) a copy of the (A) except for the Luxembourg Borrower, certificates of such official attesting to the good standing of each such Loan Party in such State and (B) with respect to the Luxembourg Borrower, (x) an excerpt delivered by the Luxembourg RCS on or prior to the Second Amendment Effective Date and (y) a certificate of absence of judicial decisions (certificat de non-inscription d’une décision judiciaire), delivered by the Luxembourg RCS, with respect to the situation of the Luxembourg Borrower on or prior to the Second Amendment Effective Date;

(iv) (A) with respect to the US Borrower, a certificate of a Secretary or Assistant Secretary of the US Borrower or such other Person designated to act on behalf of the US Borrower; (B) with respect to the Luxembourg Borrower, a certificate of a Category A and/or Category B Manager (or such other Person designated to act on behalf of the Luxembourg Borrower) authorized for such purpose by the Luxembourg Borrower; and (C) with respect to any other Loan Party, a certificate of a Secretary, an Assistant Secretary or a Vice President of such Loan Party or such Person designated to act on behalf of such Loan Party, in each case, certifying (w) the names and true signatures of each officer of such Loan Party that has been authorized to execute and deliver this Amendment and any Loan Document or any other document required hereunder to be executed and delivered by or on behalf of such Loan Party, (x) that there have been no changes in the by-laws (or equivalent Constituent Document) of such Loan Party as in effect on the date of such certification from the by-laws (or equivalent Constituent Document) of such Loan Party delivered in connection with the Credit Agreement other than those changes attached to the certificate, (y) the resolutions of such Loan Party’s Board of Directors or the Board of Managers or Sole Member (or equivalent governing body) approving and authorizing the execution, delivery and performance of this Agreement and the other Loan Documents to which it is a party, including the incurrence of the Incremental Tranche A Term Loans and (z) that there have been no changes in the certificate of incorporation (or equivalent Constituent Document) of such Loan Party from the certificate of incorporation (or equivalent Constituent Document) delivered in connection with the Credit Agreement other than those changes attached to the certificate;

(v) a favorable opinion of (A) Kane Kessler, P.C., counsel to the Loan Parties and (B) counsel to the Luxembourg Borrower in Luxembourg, each in form and substance reasonably satisfactory to the Administrative Agent and addressing such matters relating to this Amendment as the Administrative Agent may reasonably request;

(vi) if and to the extent required under the Local Credit Facility Intercreditor Agreement, a copy of the notice delivered by a Responsible Officer of the US Borrower (or by an authorized attorney at Kane Kessler, P.C, counsel to the US Borrower), to each Local Agent in respect of each outstanding Local Credit Facility pursuant to the requirements of Section 5.4(c) (Matters Relating to Loan Documents) of the Local Credit Facility Intercreditor Agreement, pursuant to which the US Borrower notifies each such Local Agent of the amendments contained herein, certified by a Responsible Officer of the US Borrower as being a true, complete and correct copy of such notice and together with evidence reasonably satisfactory to the Administrative Agent that such notice shall have been delivered by the US Borrower to such Local Agents at least three (3) Business Days prior to the Second Amendment Effective Date;

(vii) a certificate of a Responsible Officer of the US Borrower, in form and substance satisfactory to the Administrative Agent, stating that the US Borrower and each of its Subsidiaries on a consolidated basis are Solvent after giving effect to the New Loans, the application of the proceeds thereof in accordance with this Amendment and the payment of all estimated Attorney Costs, and accounting and other fees related to this Amendment and to the other Loan Documents and the transactions contemplated thereby; and

(viii) such additional documentation as the Administrative Agent may reasonably require prior to the execution and delivery of this Amendment.

(b) Additional Conditions. (i) The US Borrower shall have delivered to the Administrative Agent a duly executed Tranche A Term Loan Interest Rate Selection Notice, a duly executed Tranche B Term Loan Interest Rate Selection Notice and a duly executed Dollar Revolving Loan Notice, (ii) the Borrowers shall have delivered to the Administrative Agent a duly executed Multicurrency Revolving Loan Notice, (iii) except as expressly waived or modified pursuant to the terms of this Amendment, the New Loans shall be made on the terms and conditions set forth in Section 2.17 (Specified Refinancing Debt) of the Credit Agreement, (iv) except as expressly waived or modified pursuant to the terms of this Amendment, the Incremental Tranche A Term Loans shall be made on the terms and conditions set forth in Section 2.01(c) (Facilities Increase) of the Credit Agreement and (v) the US Borrower shall be in compliance with Section 7.13 (Financial Covenants) of the Credit Agreement on the Second Amendment Effective Date for the most recently ended fiscal quarter for which financial statements are available pursuant to Section 6.01(a) or (b) (Financial Statements) of the Credit Agreement, both before and after giving pro forma effect to the Incremental Tranche A Term Loans.

(c) Fees and Expenses Paid. The Borrowers shall have paid to the Administrative Agent, for the account of (i) the Agents, all fees and expenses (including Attorney Costs of the Agents) due and payable on or before the Second Amendment Effective Date, (ii) the Lenders, all accrued and unpaid interest and premiums on the aggregate principal amount of the Existing Tranche A Term Loans, Existing Tranche B Term Loans, Existing Dollar Revolving Loans and Existing Multicurrency Revolving Loans to, but not including, the Second Amendment Effective Date and all amounts due under Section 2(n) (Breakage) hereunder of which the US Borrower has been notified, (iii) all Lenders holding Existing Tranche A Term Loans, Existing Tranche B Term Loans, Existing Dollar Revolving Loans, Existing Dollar Revolving Commitments, Existing Multicurrency Revolving Loans or Existing Multicurrency Revolving Commitments immediately prior to the Second Amendment Effective Date that are not party to this Amendment, if any, all indemnities, cost reimbursements and other Obligations, if any, then due and owing to such Lenders under the Loan Documents (prior to the effectiveness of this Amendment) and of which the US Borrower has been notified to, but not including, the Second Amendment Effective Date, (iv) the Lenders (including any Person becoming a Lender of New Loans on the Second Amendment Effective Date), any fees due and payable on or before the Second Amendment Effective Date and (v) the existing Lenders, any amendment fees payable in connection with this Amendment (if any).

(d) Use of Proceeds of Term Loans. On the Second Amendment Effective Date, the US Borrower shall apply, concurrently with the exchange of Exchanged Tranche A Term Loans with New Tranche A Term Loans and the making of the Increased Tranche A Term Loans and the Additional Tranche A Term Loans (if any), the aggregate proceeds of the Increased Tranche A Term Loans and the Additional Tranche A Term Loans (if any) to prepay in full the principal amount of all Existing Tranche A Term Loans other than Exchanged Tranche A Term Loans. On the Second Amendment Effective Date, the US Borrower shall apply, concurrently with the exchange of Exchanged Tranche B Term Loans with New Tranche B Term Loans and the making of the Increased Tranche B Term Loans and the Additional Tranche B Term Loans (if any), the aggregate proceeds of the Increased Tranche B Term Loans and the Additional Tranche B Term Loans (if any) to prepay in full the principal amount of all Existing Tranche B Term Loans other than Exchanged Tranche B Term Loans.

(e) New Revolving Commitments; Use of Proceeds of Revolving Loans. If, on the Second Amendment Effective Date, there are any Existing Dollar Revolving Loans outstanding, the US Borrower shall apply the aggregate proceeds of New Dollar Revolving Loans to prepay in full the principal amount of all Existing Dollar Revolving Loans. If, on the Second Amendment Effective Date, there are any Existing Multicurrency Revolving Loans outstanding, the US Borrower and the Luxembourg Borrower shall apply the aggregate proceeds of New Multicurrency Revolving Loans to prepay in full the principal amount of all Existing Multicurrency Revolving Loans.

(f) Representations and Warranties; No Defaults. The Administrative Agent, for the benefit of the Lenders, shall have received a certificate of a Responsible Officer of the US Borrower certifying that the following statements shall be true on the Second Amendment Effective Date, both before and after giving effect to the incurrence of the New Loans and the application of the proceeds thereof:

(i) the representations and warranties set forth in Article V (Representations and Warranties) of the Credit Agreement and in the other Loan Documents shall be true and correct in all material respects on and as of the Second Amendment Effective Date and shall be true and correct in all material respects on and as of the Second Amendment Effective Date with the same effect as though made on and as of such date, except to the extent such representations and warranties expressly relate to an earlier date, in which case such representations and warranties shall have been true and correct in all material respects as of such earlier date, and except to the extent such representations and warranties are qualified as to materiality, in which case such representations and warranties shall be true and correct; and

(ii) no Default or Event of Default shall have occurred and be continuing.

Section 4. Certain Covenants and Agreements.

(a) Further Assurances. The Borrowers hereby covenant and agree that after giving effect to this Amendment, the Borrowers and their respective Subsidiaries shall take such other actions and deliver such documents, at their sole cost and expense, as reasonably requested by Administrative Agent in furtherance of the foregoing, and the Borrowers shall otherwise comply in all respects with Section 6.20 (Further Assurances) of the Amended Credit Agreement in accordance with the terms thereof.

(b) Default. Any breach by the Borrowers of their obligations under this Section 4 shall constitute a Default under Section 8.01 (c) (Other Defaults) of the Amended Credit Agreement and, if unremedied after the provision of notice and passage of time contemplated by such Section, an Event of Default for all purposes of the Amended Credit Agreement and the other Loan Documents.

(c) Conditions to Facilities Increase Funding Date. The Borrowers hereby covenant and agree that all conditions to such funding contained in Section 4.04 (Conditions Precedent to Each Facilities Increase) that are satisfied as of the Second Amendment Effective Date, shall also be deemed by the Lenders to be satisfied as of the Facilities Increase Funding Date; provided that those conditions contained in Section 4.02 (Conditions Precedent to Each Credit Extension) shall be satisfied as of the Facilities Increase Funding Date.

Section 5. Representations and Warranties. Each of the Borrowers, on behalf of itself and the other Loan Parties, hereby represents and warrants to the Administrative Agent and each Lender as follows:

(a) The execution, delivery and performance of this Amendment and the Guarantor Consent by each Loan Party that is a party hereto and thereto have been duly authorized by all necessary corporate or other Organizational Action (including the consent of stockholders where required), and this Amendment and the Guarantor Consent do not and will not (i) contravene or violate any of the terms of any of such Person’s Constituent Documents, (ii) conflict with or result in any breach or contravention of, constitute a default under, or result in or permit the termination or acceleration of, any material Contractual Obligation material to the Loan Parties as a whole to which the Person is a party, (iii) result in the creation or imposition of any Lien upon any property of such Person or any of its Subsidiaries except for any Permitted Liens, or (iv) violate any Law the violation of which would be material to the Loan Parties as a whole (including Regulations T, U and X of the FRB) or material order, injunction, writ or decree of any Governmental Authority or arbitral award to which such Person or its property is subject.

(b) This Amendment and the Guarantor Consent have been duly executed and delivered by each Loan Party that is a party hereto and thereto. This Amendment, the Guarantor Consent and the Credit Agreement, as amended hereby, constitute a legal, valid and binding obligation of such Loan Party, enforceable against each Loan Party that is a party hereto and thereto in accordance with its terms, except as the enforceability thereof may be limited by public policy, applicable bankruptcy, insolvency, reorganization, receivership, moratorium and other similar Laws relating to or affecting creditors’ rights generally and by the application of general equitable principles (whether considered in proceedings at Law or in equity).

Section 6. Reference to and Effect on the Loan Documents.

(a) As of the Second Amendment Effective Date, each reference in the Credit Agreement and the other Loan Documents to the “Credit Agreement”, “this Agreement,” “hereunder,” “hereof,” “herein” or words of like import shall mean and be a reference to the Credit Agreement, as amended hereby.

(b) Except to the extent amended hereby, the Credit Agreement and all of the other Loan Documents shall remain in full force and effect and are hereby ratified and confirmed.

(c) The execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any Default or Event of Default or of any right, power, privilege or remedy of any Agent, any Lender or any L/C Issuer under the Credit Agreement or any Loan Document, or constitute a waiver of any provision of the Credit Agreement or any Loan Document, except as to any waiver explicitly set forth in Section 7 of this Amendment.

(d) The Borrowers hereby confirm that the security interests and Liens granted by the Borrowers pursuant to the Loan Documents continue to secure the Obligations and that such security interests and Liens remain in full force and effect.

Section 7. Waivers. Effective as of the Second Amendment Effective Date, the Required Lenders and all Lenders party hereto hereby waive (i) the requirement to provide ten (10) Business Days’ notice for a response to a request for Specified Refinancing Debt under Section 2.17(b) (Specified Refinancing Debt) of the Credit Agreement with respect to the transactions contemplated by this Amendment, (ii) the requirement that each class of Specified Refinancing Debt be in an aggregate principal amount that is an integral multiple of the Dollar Equivalent of $5,000,000 in excess of the Dollar Equivalent of $25,000,000, under Section 2.17(d) (Specified Refinancing Debt) of the Credit Agreement with respect to the transactions contemplated by this Amendment, (iii) the right to the payment of any breakage, loss or expense under Section 3.05 (Funding Losses) of the Credit Agreement with respect to any of its Loans that are being repaid as of the Second Amendment Effective Date, (iv) the requirement set forth in Section 2.17(b) (Specified Refinancing Debt) that any proposed Specified Refinancing Debt shall first be requested on a ratable basis from existing Lenders in respect of the Facility and Loans being refinanced, (v) the requirement set forth in Section 2.17(e) (Specified Refinancing Debt) of the Credit Agreement that the Credit Agreement shall be deemed amended to the extent (but only to the extent) necessary to reflect the existence and terms of the Specified Refinancing Debt incurred pursuant to this Amendment, (vi) the requirement to provide three (3) Business Days’ notice of prepayment of Term Loans under Section 2.06(b)(i) (Optional Prepayment of the Term Loans) of the Credit Agreement with respect to the transactions contemplated by this Amendment, (vii) the requirement to provide three (3) Business Days’ or five (5) Business Days’ notice, as applicable, of termination of Dollar Revolving Credit Commitments and Multicurrency Revolving Credit Commitments under Section 2.07 (Reduction or Termination of

Revolving Credit Commitments) of the Credit Agreement with respect to the transactions contemplated by this Amendment and (viii) the requirement to provide ten (10) days’ notice for a request for Facilities Increase under Section 2.01(c) (Facilities Increase) of the Credit Agreement (as amended by this Second Amendment) with respect to the Second Facilities Increase contemplated by this Amendment.

Section 8. Governing Law. This Amendment and the rights and obligations of the parties hereto shall be governed by, and construed and interpreted in accordance with, the laws of the State of New York.

Section 9. Submission to Jurisdiction. Any legal action or proceeding with respect to this Amendment may be brought in the courts of the State of New York or of the United States of America for the Southern District of New York, and, by execution and delivery of this Amendment, each Person party hereby accepts for itself and in respect of its property, generally and unconditionally, the jurisdiction of the aforesaid courts. The parties hereto hereby irrevocably waive any objection, including any objection to the laying of venue or based on the grounds of forum non conveniens, that any of them may now or hereafter have to the bringing of any such action or proceeding in such respective jurisdictions.

Section 10. Headings. Section headings in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purposes.

Section 11. Severability. The fact that any term or provision of this Amendment (or of the Credit Agreement to the extent modified pursuant to this Amendment) is held invalid, illegal or unenforceable as to any person in any situation in any jurisdiction shall not affect the validity, enforceability or legality of the remaining terms or provisions hereof or the validity, enforceability or legality of such offending term or provision in any other situation or jurisdiction or as applied to any person.

Section 12. Execution in Counterparts. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same instrument. Receipt by the Administrative Agent of a facsimile, PDF or other electronic copy of an executed signature page hereof shall constitute receipt by the Administrative Agent of an executed counterpart of this Amendment.

Section 13. Waiver of Jury Trial. EACH OF THE PARTIES HERETO IRREVOCABLY WAIVES TRIAL BY JURY IN ANY ACTION OR PROCEEDING WITH RESPECT TO THIS AMENDMENT OR ANY OTHER LOAN DOCUMENT.

[SIGNATURE PAGES FOLLOW]

IN WITNESS WHEREOF, this Amendment has been duly executed on the date set forth above.

US BORROWER:

JARDEN CORPORATION, a Delaware corporation

By:	/s/ John E. Capps
Name:	John E. Capps
Title:	Executive Vice President, General Counsel and Secretary

LUXEMBOURG BORROWER:

JARDEN LUX HOLDINGS S.à r.l., a company incorporated under the laws of the Grand Duchy of Luxembourg

By:	/s/ John E. Capps
Name:	John E. Capps
Title:	Authorized Signatory

JARDEN LUX S.à r.l., a company incorporated under the laws of the Grand Duchy of Luxembourg

By:	John E. Capps
Name:	John E. Capps
Title:	Category A Manager

JARDEN LUX FINCO S.à r.l., a company incorporated under the laws of the Grand Duchy of Luxembourg

By:	/s/ John E. Capps
Name:	John E. Capps
Title:	Category A Manager

BARCLAYS BANK PLC, as Administrative Agent, L/C Issuer and Swingline Lender

By:	/s/ Craig J. Malloy
Name:	Craig J. Malloy
Title:	Director

JPMORGAN CHASE BANK, N.A., as L/C Issuer

By:	/s/ Devin Roccisano
Name:	Devin Roccisano
Title:	Vice President

WELLS FARGO BANK, NATIONAL ASSOCIATION, as L/C Issuer

By:	/s/ Tony Sood
Name:	Tony Sood
Title:	Director

SOVEREIGN BANK, N.A., as L/C Issuer

By:	/s/ William Maag
Name:	William Maag
Title:	Senior Vice President

PNC BANK, NATIONAL ASSOCIATION, as L/C Issuer

By:	/s/ Chris D. Thornton
Name:	Chris D. Thornton
Title:	Senior Vice President

BANK OF AMERICA, N.A., as L/C Issuer

By:	/s/ J. Casey Cosgrove
Name:	J. Casey Cosgrove
Title:	Director